UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          July 14, 2013

Hudson Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 351-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2013, Hudson Global, Inc. (the “Company”) and Frank P. Lanuto, the Senior Vice President, Controller and Chief Accounting Officer of the Company, entered into an amended and restated Executive Employment Agreement (the “Amended Employment Agreement”). Pursuant to the Amended Employment Agreement, the Company will continue to employ Mr. Lanuto as Senior Vice President, Controller and Chief Accounting Officer of the Company upon the terms set forth in Mr. Lanuto’s existing Executive Employment Agreement with the Company, except that Mr. Lanuto’s annual base salary will increase from $310,000 to $340,000 effective July 1, 2013. The foregoing description of the Amended Employment Agreement is qualified in its entirety by reference to the full text of the Amended Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On July 14, 2013, the Compensation Committee of the Board of Directors of the Company (the “Committee”) approved a guaranteed cash bonus for Mr. Lanuto for 2013 under the Company’s Senior Management Bonus Plan equal to $102,000, which is 50% of Mr. Lanuto’s target bonus amount for 2013 (60% of base salary after giving effect to the base salary increase provided for by the Amended Employment Agreement). The Committee also awarded Mr. Lanuto 40,000 restricted shares of the Company’s common stock (the “Restricted Shares”) under the Company’s Amended and Restated 2009 Incentive Stock and Awards Plan. The grant date for the Restricted Shares will be effective seven days after the Company’s next earnings release, and the Restricted Shares will vest 100% on the second anniversary of the grant date, provided that Mr. Lanuto remains employed by the Company on such date. The Committee approved the base salary increase provided for by the Amended Employment Agreement, the guaranteed cash bonus and the award of the Restricted Shares in recognition of Mr. Lanuto’s continued contributions to the Company and for the purpose of continuing his employment with the Company.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

(10.1)	Executive Employment Agreement, dated July 15, 2013 and amended and restated effective as of July 1, 2013, between Hudson Global, Inc. and Frank P. Lanuto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: July 15, 2013	By:	/s/ Stephen A. Nolan
Stephen A. Nolan
Executive Vice President and
Chief Financial Officer

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HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(10.1)	Executive Employment Agreement, dated July 15, 2013 and amended and restated effective as of July 1, 2013, between Hudson Global, Inc. and Frank P. Lanuto.

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